Supplement to the
Fidelity® International Real Estate Fund
Class I
September 29, 2015
Prospectus

The following information replaces similar information found in paragraph 4. in the "Shareholder Information" section under the heading "Buying Shares" and the sub-heading "Eligibility".

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

AIREI-15-02 1.855554.111	October 30, 2015